Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables

2007-B-F Initial cut

4/12/07*

	New		Used		Total
Aggregate Principal Balance (1)	$385,471,204.22		$1,227,433,790.21		$1,612,904,994.43
Number of Receivables in Pool	17,104		73,884		90,988
Percent of Pool by Principal Balance	23.90%		76.10%		100.00%
Average Principal Balance	$22,536.90		$16,612.99		$17,726.57
Range of Principal Balances	($286.75 to $70,321.39)		($274.97 to $70,815.39)
Weighted Average APR (1)	15.39%		17.24%		16.80%
Range of APRs	(2.40% to 26.50%	)	(4.90% to 30.49%	)
Weighted Average Remaining Term	70		67		68
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)
Weighted Average Original Term	72		69		69
Range of Original Terms	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (3)	Credit Bureau Score (2)	Percent of Aggregate Principal Balance (3)
	<215	2.53%
	215-224	20.43%	<540	13.85%
	225-244	40.24%	540-599	39.17%
	245-259	21.39%	600-659	35.47%
	260+	15.41%	660+	11.51%

Weighted Average Score	240		597

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.
(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.
*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2007-B-F Initial cut

4/12/07*

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
2.000%-2.999%	198,736.59	0.01%	7	0.01%
3.000%-3.999%	211,723.30	0.01%	8	0.01%
4.000%-4.999%	888,051.99	0.06%	29	0.03%
5.000%-5.999%	866,419.33	0.05%	36	0.04%
6.000%-6.999%	3,509,240.12	0.22%	151	0.17%
7.000%-7.999%	8,700,289.61	0.54%	415	0.46%
8.000%-8.999%	21,210,001.97	1.32%	952	1.05%
9.000%-9.999%	46,377,096.11	2.88%	2,208	2.43%
10.000%-10.999%	56,352,342.74	3.49%	2,678	2.94%
11.000%-11.999%	71,142,850.59	4.41%	3,492	3.84%
12.000%-12.999%	92,797,684.20	5.75%	4,657	5.12%
13.000%-13.999%	99,541,575.19	6.17%	5,063	5.56%
14.000%-14.999%	117,816,395.21	7.30%	6,090	6.69%
15.000%-15.999%	129,659,180.64	8.04%	6,990	7.68%
16.000%-16.999%	153,806,029.15	9.54%	8,302	9.12%
17.000%-17.999%	157,215,866.37	9.75%	8,970	9.86%
18.000%-18.999%	225,662,175.18	13.99%	12,865	14.14%
19.000%-19.999%	95,043,294.77	5.89%	5,968	6.56%
20.000%-20.999%	93,272,029.66	5.78%	6,042	6.64%
21.000%-21.999%	97,610,586.85	6.05%	6,452	7.09%
22.000%-22.999%	59,324,378.24	3.68%	3,997	4.39%
23.000%-23.999%	48,521,522.74	3.01%	3,231	3.55%
24.000%-24.999%	27,244,924.72	1.69%	1,952	2.15%
25.000%-25.999%	4,655,471.80	0.29%	327	0.36%
26.000%-26.999%	833,943.95	0.05%	66	0.07%
27.000%-27.999%	391,379.26	0.02%	34	0.04%
28.000%-28.999%	24,227.36	0.00%	2	0.00%
29.000%-29.999%	22,866.78	0.00%	3	0.00%
30.000%-30.999%	4,710.01	0.00%	1	0.00%

TOTAL	1,612,904,994.43	100.00%	90,988	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.
*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2007-B-F Initial cut

4/12/07*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	36,425,571.05	2.26%	2,067	2.27%
Alaska	1,517,990.40	0.09%	86	0.09%
Arizona	32,891,421.97	2.04%	1,765	1.94%
Arkansas	19,056,975.08	1.18%	1,109	1.22%
California	147,365,701.05	9.14%	7,286	8.01%
Colorado	20,405,718.79	1.27%	1,141	1.25%
Connecticut	11,285,231.99	0.70%	651	0.72%
Delaware	5,727,668.61	0.36%	341	0.37%
District of Columbia	2,360,952.57	0.15%	136	0.15%
Florida	166,299,785.32	10.31%	9,049	9.95%
Georgia	60,266,003.32	3.74%	3,302	3.63%
Hawaii	9,147,155.24	0.57%	475	0.52%
Idaho	3,152,166.67	0.20%	183	0.20%
Illinois	66,262,108.12	4.11%	3,930	4.32%
Indiana	40,520,926.76	2.51%	2,427	2.67%
Iowa	8,102,458.81	0.50%	496	0.55%
Kansas	7,250,486.79	0.45%	429	0.47%
Kentucky	31,363,270.43	1.94%	1,845	2.03%
Louisiana	30,944,219.40	1.92%	1,720	1.89%
Maine	5,672,754.05	0.35%	372	0.41%
Maryland	24,271,076.43	1.50%	1,345	1.48%
Massachusetts	27,340,988.03	1.70%	1,646	1.81%
Michigan	39,462,659.14	2.45%	2,496	2.74%
Minnesota	11,458,253.74	0.71%	728	0.80%
Mississippi	26,765,072.65	1.66%	1,462	1.61%
Missouri	24,687,770.92	1.53%	1,542	1.69%
Nebraska	4,900,405.04	0.30%	309	0.34%
Nevada	21,600,088.86	1.34%	1,159	1.27%
New Hampshire	5,112,876.93	0.32%	358	0.39%
New Jersey	28,856,861.68	1.79%	1,655	1.82%
New Mexico	16,839,002.44	1.04%	918	1.01%
New York	61,792,740.39	3.83%	3,745	4.12%
North Carolina	51,169,476.33	3.17%	2,839	3.12%
North Dakota	1,019,751.97	0.06%	67	0.07%
Ohio	89,236,584.51	5.53%	5,578	6.13%
Oklahoma	19,520,206.21	1.21%	1,118	1.23%
Oregon	13,355,922.00	0.83%	804	0.88%
Pennsylvania	67,232,552.02	4.17%	4,048	4.45%
Rhode Island	4,405,086.01	0.27%	260	0.29%
South Carolina	22,716,172.07	1.41%	1,286	1.41%
South Dakota	1,960,169.01	0.12%	140	0.15%
Tennessee	42,388,619.56	2.63%	2,378	2.61%
Texas	202,353,405.31	12.55%	10,609	11.66%
Utah	8,288,694.79	0.51%	440	0.48%
Vermont	1,900,606.69	0.12%	117	0.13%
Virginia	29,753,074.52	1.84%	1,715	1.88%
Washington	22,919,993.07	1.42%	1,255	1.38%
West Virginia	14,542,391.50	0.90%	849	0.93%
Wisconsin	17,901,256.63	1.11%	1,148	1.26%
Wyoming	2,107,992.20	0.13%	102	0.11%
Other (3)	1,026,677.36	0.06%	62	0.07%

TOTAL	$1,612,904,994.43	100.00%	90,988	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.
*	Receivable information is through close of business on date indicated.